STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Interest and dividends	$ 3,916,112	$ 4,223,089
Net appreciation in fair value of investments	30,719,430	20,420,233
Total investment income	34,635,542	24,643,322
Interest income on notes receivable from participants	214,618	199,490
Contributions:
Employer	7,392,468	7,319,703
Participant	7,955,722	7,755,196
Rollover	2,423,620	2,244,887
Total contributions	17,771,810	17,319,786
TOTAL ADDITIONS	52,621,970	42,162,598
Deductions from net assets attributed to:
Benefits paid to participants	35,797,107	28,529,915
Administrative expenses	204,538	211,099
TOTAL DEDUCTIONS	36,001,645	28,741,014
NET INCREASE	16,620,325	13,421,584
Net assets available for benefits at beginning of year	220,707,841	207,086,173
Transfer from Tompkins Financial Corporation Employee Stock Ownership Plan	175,787	200,084
Net assets available for benefits at end of year	$ 237,503,953	$ 220,707,841